                                                                  Exhibit 10.28

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                        BIOMIMETIC PHARMACEUTICALS, INC.

                   SECOND AMENDED AND RESTATED INFORMATION AND
                          REGISTRATION RIGHTS AGREEMENT

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                                OCTOBER 21, 2004

                        BIOMIMETIC PHARMACEUTICALS, INC.
            SECOND AMENDED AND RESTATED INFORMATION AND REGISTRATION
                                RIGHTS AGREEMENT

     THIS INFORMATION AND REGISTRATION RIGHTS AGREEMENT (THE "AGREEMENT") is
made as of October 21, 2004 by and among BIOMIMETIC PHARMACEUTICALS, INC., a
Delaware corporation (the "COMPANY"), and the persons listed on the attached
Exhibit A who become signatories to this Agreement (collectively, the
"INVESTORS").

                                    RECITALS

     A. The Company and certain Investors entered into an Information and
Registration Rights Agreement dated March 28, 2001, which was amended and restated on May 19, 2003 (the "PRIOR AGREEMENT").

     B. The Company and the Series C Preferred Stock Investors identified on
Exhibit A have entered into a Stock Purchase Agreement of even date herewith for sale by the Company and purchase by such Investors of the Company's Series C
Preferred Stock (the "PURCHASE AGREEMENT"). The obligations in the Purchase
Agreement are conditional upon the execution and delivery of this Agreement.

     C. In connection with the purchase and sale of the Company's Series C
Preferred Stock pursuant to the Purchase Agreement, the Company and the
Investors desire to amend and restate such Information and Registration Rights
Agreement to include the Series C Preferred Stock.

     D. Capitalized terms used herein, but not otherwise defined, shall have the meaning ascribed to them in the Purchase Agreement.

THE PARTIES AGREE AS FOLLOWS:

1. General.

     1.1 Amendment and Restatement of Prior Agreement. The Prior Agreement is
hereby amended in its entirety and restated herein. Such amendment and restatement is effective upon the execution of the Agreement by (i) the Company,
(ii) the holders of a majority of the Registrable Securities (calculated on an as-converted basis) as such term is defined in Section 1.9 of that certain
Amended and Restated Information and Registration Rights Agreement, dated May
19, 2003, among the Company and certain parties thereto, and (iii) the Series C
Preferred Stock Investors. Upon such execution, all provisions of, rights granted and covenants made in the Prior Agreement are hereby waived, released and superseded in their entirety and shall have no further force or effect, including, without limitation, all rights of first refusal and any notice period associated therewith otherwise applicable to the transactions contemplated by the Purchase Agreement.

     1.2 Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

          (A) "COMMISSION" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          (B) "CONVERTIBLE SECURITIES" shall mean (i) the shares of Series C
Preferred Stock purchased by the Investors pursuant to the Purchase Agreement
(ii) the shares of the Company's Series A Preferred Stock (including, for the avoidance of doubt, both Series A-l Preferred Stock and Series A-2 Preferred
Stock) and (iii) the shares of the Company's Series B Preferred Stock.

          (C) "EXCHANGE ACT" shall mean the Securities Exchange Act of 1934, as amended.

          (D) "FORM S-3" shall mean Form S-3 issued by the Commission or any substantially similar form then in effect.

          (E) "HOLDER" shall mean any holder of outstanding Registrable
Securities which have not been sold to the public, but only if such holder is one of the Investors or an assignee or transferee of registration rights as permitted by Section 15.

          (F) "INITIATING HOLDERS" shall mean Holders who in the aggregate hold at least 20% of the Registrable Securities.

          (G) Reserved.

          (H) The terms "REGISTER", "REGISTERED", and "REGISTRATION" refer to a registration effected by preparing and filing a registration statement on Form
S-1, S-2 or S-3 in compliance with the Securities Act of 1933, as amended
("REGISTRATION STATEMENT"), and the declaration or ordering of the effectiveness of such Registration Statement.

          (I) "REGISTRABLE SECURITIES" shall mean all Common Stock not previously sold to the public and issued or issuable upon conversion or exercise of any of the Company's Convertible Securities purchased by or issued to the
Investors, including Common Stock issued pursuant to stock splits, stock dividends and similar distributions, and any securities of the Company granted registration rights pursuant to Section 14 of this Agreement.

          (J) "REGISTRATION EXPENSES" shall mean all expenses incurred by the
Company in complying with Sections 8 or 9 of this Agreement, including, without limitation, all federal and state registration, qualification, and filing fees, printing expenses, fees and disbursements of counsel for the Company and one special counsel for all Holders (if different from counsel to the Company), blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

          (K) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the
Commission thereunder, all as the same shall be in effect at the time.

          (L) "SELLING EXPENSES" shall mean all underwriting discounts and selling commissions applicable to the sale of Registrable Securities pursuant to this Agreement.

          (M) "SUBSIDIARIES" shall mean any corporation, partnership or other entity more than 50% of whose equity interests (measured by virtue of voting rights) in the aggregate is owned by the Company.

2. Financial Statements and Reports to Shareholders. The Company shall deliver to each Investor as soon as practicable after the end of each fiscal year of the
Company, and in any event within 90 days thereafter, a consolidated balance sheet of the Company as of the end of such year and consolidated statements of income, shareholders' equity and cash flow for such year, which year end financial reports shall be in reasonable detail, shall be prepared in accordance with generally accepted accounting principles and shall be certified by independent public accountants selected by the Company. In addition, the Company shall deliver to the Investors: (a) contemporaneously with delivery to holders of Common Stock, a copy of each report of the Company delivered to holders of
Common Stock and (b) an annual capitalization summary.

3. Additional Information. As long as an Investor (together with any affiliate)
or its transferee holds at least 100,000 shares of Convertible Securities of the
Company (or an equivalent number of shares consisting of Registrable Securities issued upon conversion or exercise of the Convertible Securities of the Company or a combination of such Registrable Securities and such Convertible
Securities), as adjusted for recapitalizations, stock splits, stock dividends and the like, the Company will deliver to such Investor:

          (A) as soon as practicable after the end of the first three quarters of any fiscal year, and in any event within 45 days thereafter, consolidated balance sheets of the Company as of the end of such quarter, and consolidated statements of income and cash flow for such quarter and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (other than for accompanying notes) and signed by the Chief Financial
Officer or President of the Company certifying that they fairly and accurately present the financial condition and results of operation of the Company, subject to changes resulting from year-end audit adjustment;

          (B) as soon as practicable after the end of the each month of any fiscal year, and in any event within 45 days thereafter, financial statements which shall be satisfactory to the Investors;

          (C) as soon as practicable following submission to and approval by the
Board of Directors of the Company, but in no event later than 30 days prior to the beginning of each fiscal year, an annual operating budget and business plan, which shall be satisfactory to the holders of a majority of the Convertible
Securities and Registrable Securities held by the Investors, on an as converted basis (the "PLAN"), in respect of the next fiscal year and a summary of such
Plan together with any update of the Plan as such update is approved; and

          (D) such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as the Investor or any assignee of the Investor may from time to time reasonably request, provided, however, that the Company shall not be

obligated under this subsection (d) or any other subsection of Section 3 to provide information which it deems in good faith to be a trade secret or confidential information.

4. Inspection. The Company shall permit, each Investor, that holds at least
100,000 shares of Convertible Securities at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances, and accounts with its officers, all at such reasonable times as may be requested by each such
Investor; provided, however, that the Company shall not be obligated pursuant to this Section 4 to provide any information to any competitor of the Company or any information which it reasonably considers to be a trade secret or confidential information.

5. Confidentiality. During the term of this Agreement and thereafter, no
Investor shall at any time or in any manner, directly or indirectly, knowingly disclose to any party other than the Company, or at the request of the Company in the case of a Investor employed by the Company, any Confidential Information
(as defined below) received by such Investor pursuant to this Agreement with respect to the business of the Company. As used herein, "CONFIDENTIAL
INFORMATION" shall mean information provided by the Company pursuant to Sections
2 and 3 of this Agreement (so long as such information is not in the public domain), except that such Investor may disclose such proprietary or confidential information (i) to any partner, subsidiary or parent of such Investor for the purpose of evaluating its investment in the Company as long as such partner, subsidiary or parent is advised of, and agrees to comply with, the confidentiality provisions of this Section 3.3; (ii) at such time as it enters the public domain through no fault of such Investor; (iii) that is communicated to it free of any obligation of confidentiality; (iv) that is developed by
Investor or its agents independently of and without use of any confidential information communicated by the Company; or (v) as required by applicable law;
and provided, further, that any Investor may provide financial information to its partners or members as required by any partnership agreement or limited liability operating agreement..

6. Termination of Covenants. The covenants of the Company set forth in Sections
2, 3 and 4 shall be terminated and be of no further force or effect upon the earlier of (a) immediately prior to the closing of the first public offering of the Common Stock of the Company that is effected pursuant to a Registration
Statement filed with, and declared effective by, the Commission under the
Securities Act (other than an offering pursuant to a Rule 145 transaction or with respect to an employee benefit plan) and (b) the date the Company registers any securities under the Exchange Act, and such covenants shall terminate as to any Investor as of the date such Investor no longer holds any shares of the capital stock of the Company.

7. Demand Registration.

     7.1 Request for Registration on Form Other Than Form S-3. Subject to the
terms of this Agreement, in the event that the Company shall receive from the
Initiating Holders a written request that the Company effect any Registration with respect to all or a part of the Registrable Securities on a form other than
Form S-3 for an offering of at least 20% of the then outstanding Registrable
Securities (or any lesser percent if the reasonably anticipated aggregate offering price to the public, net of Selling Expenses, would equal at least
$3,000,000), the Company shall (i) promptly give written notice of the proposed
Registration to all other Holders and (ii) as soon as practicable, use all reasonable efforts to effect Registration of the Registrable Securities specified

in such request, together with any Registrable Securities of any Holder joining in such request as are specified in a written request given within 20 days after written notice from the Company. The Company shall not be obligated to take any action to effect any such registration pursuant to this Section 7.1 after the
Company has effected two such Registrations pursuant to this Section 7.1 and such Registrations have been declared effective.

     7.2 Request for Registration on Form S-3. If a Holder or Holders of the
outstanding Registrable Securities request that the Company file a Registration
Statement on Form S-3 (or any successor form to Form S-3) for a public offering of shares of Registrable Securities the reasonably anticipated aggregate price to the public of which, net of Selling Expenses, would not be less than
$1,000,000, and the Company is a registrant entitled to use Form S-3 to register the Registrable Securities for such an offering, the Company shall use all reasonable efforts to effect Registration of the Registrable Securities on such form; provided, however, that the Company shall not be required to effect more than two Registrations pursuant to this Section 7.2 in any 12 month period. The substantive provisions of Section 7.5 shall be applicable to each Registration initiated under this Section 7.2.

     7.3 Right of Deferral. Notwithstanding the foregoing, the Company shall not be obligated to file a registration statement pursuant to this Section 7:

          (A) if the Company, within ten days of the receipt of the request of the Initiating Holders, gives notice of its bona fide intention to effect the filing of a Registration Statement with the Commission within 60 days of receipt of such request (other than to a Registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the
Company is actively employing all reasonable efforts to cause such Registration
Statement to become effective;

          (B) within six months immediately following the effective date of any
Registration Statement pertaining to the securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan); or

          (C) if the Company shall furnish to such Holders a certificate signed by the President of the Company stating that in the good faith judgment of the
Board of Directors it would be seriously detrimental to the Company or its shareholders for a Registration Statement to be filed in the near future, then the Company's obligation to use all reasonable efforts to file a Registration
Statement shall be deferred for a period not to exceed 90 days from the receipt of the request to file such registration by such Holder provided that the
Company shall not exercise the right contained in this paragraph (d) more than once in any 12 month period. If the Company elects to defer such filing pursuant to this Section 7.3(c), the Company shall be obligated to file a Registration
Statement covering the Registrable Securities so requested to be registered within thirty (30) days of the expiration of the ninety (90) day deferral period.

     7.4 Registration of Other Securities in Demand Registration. Any
Registration Statement filed pursuant to the request of the Initiating Holders under this Section 8 may, subject to the provisions of Section 7.5, include securities of the Company other than Registrable Securities.

     7.5 Underwriting in Demand Registration.

          (A) Notice of Underwriting. If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 7, and the Company shall include such information in the written notice referred to in Section 7.1 or 7.3. The right of any Holder to
Registration pursuant to Section 7 shall be conditioned upon such Holder's agreement to participate in such underwriting and the inclusion of such Holder's
Registrable Securities in the underwriting.

          (B) Inclusion of Other Holders in Demand Registration. If the Company,
officers or directors of the Company holding Common Stock other than Registrable
Securities, or holders of securities other than Registrable Securities, request inclusion in such Registration, the Initiating Holders will offer to any or all of the Company, such officers or directors, and such holders of securities other than Registrable Securities that such securities other than Registrable
Securities be included in the underwriting to the extent there is the ability to include additional shares subject to the limitation of 7.5(d) and may condition such offer on the acceptance by such persons of the terms of this Section 7. If, however, the number of shares so included exceeds the number of shares of
Registrable Securities included by all Holders, such Registration shall be treated as governed by Section 8 hereof rather than Section 7, and it shall not count as a Registration for purposes of Section 7.1 hereof.

          (C) Selection of Underwriter in Demand Registration. The Company shall
(together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement with the representative
("UNDERWRITER'S REPRESENTATIVE") of the underwriter or underwriters selected for such underwriting by the Holders of a majority of the Registrable Securities being registered by the Initiating Holders and approved by the Company (such approval not to be unreasonably withheld).

          (D) Marketing Limitation in Demand Registration. If the Underwriter's
Representative advises the Initiating Holders in writing that market factors
(including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration)
require a limitation of the number of shares to be underwritten, then (i) first, the securities other than Registrable Securities, and (ii) second, the securities requested to be registered by the Company, shall be excluded from such Registration to the extent required by such limitation. If a limitation of the number of shares is still required, the Initiating Holders shall so advise all Holders and the number of shares of Registrable Securities that may be included in the Registration and underwriting shall be allocated pro rata among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities entitled to inclusion in such Registration held by such Holders at the time of filing the Registration Statement. No Registrable
Securities or other securities excluded from the underwriting by reason of this
Section 7.5(d) shall be included in such Registration Statement.

          (E) Right of Withdrawal in Demand Registration. If any Holder of
Registrable Securities, or a holder of other securities entitled (upon request)
to be included in such Registration, disapproves of the terms of the underwriting, such person may elect to

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withdraw therefrom by written notice to the Company, the Underwriter's
Representative and the Initiating Holders delivered at least seven days prior to the effective date of the Registration Statement. The securities so withdrawn shall also be withdrawn from the Registration Statement.

8. Piggyback Registration.

     8.1 Notice of Piggyback Registration and Inclusion of Registrable
Securities. Subject to the terms of this Agreement, if the Company decides to
Register any of its Common Stock (either for its own account or the account of a security holder or holders exercising their respective demand registration rights) on a form that would be suitable for a registration involving solely
Registrable Securities, the Company will: (i) promptly give each Holder written notice thereof (which shall include a list of the jurisdictions in which the
Company intends to attempt to qualify such securities under the applicable Blue
Sky or other state securities laws) and (ii) include in such Registration (and any related qualification under Blue Sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request delivered to the Company by any Holder within 20 days after delivery of such written notice from the Company.

     8.2 Underwriting in Piggyback Registration.

          (A) Notice of Underwriting in Piggyback Registration. If the
Registration of which the Company gives notice is for a Registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 8.1. In such event, the right of any Holder to Registration shall be conditioned upon such underwriting and the inclusion of such Holder's Registrable Securities in such underwriting to the extent provided in this Section 8. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement with the Underwriter's Representative for such offering. The Holders shall have no right to participate in the selection of the underwriters for an offering pursuant to this Section 8.

          (B) Marketing Limitation in Piggyback Registration. If the
Underwriter's Representative advises the Holders seeking registration of
Registrable Securities pursuant to this Section 8 in writing that market factors
(including, without limitation, the aggregate number of shares of Common Stock requested to be Registered, the general condition of the market, and the status of the persons proposing to sell securities pursuant to the Registration)
require a limitation of the number of shares to be underwritten, the
Underwriter's Representative (subject to the allocation priority set forth in
Section 8.2(c)) may:

               (I) in the case of the Company's initial Registered public offering, exclude some or all Registrable Securities from such registration and underwriting; and

               (II) in the case of any Registered public offering subsequent to the initial public offering, limit the number of shares of Registrable
Securities to be included in such Registration and underwriting to not less than
30% of the securities included in such Registration.

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          (C) Allocation of Shares in Piggyback Registration. If the
Underwriter's Representative limits the number of shares to be included in a
Registration pursuant to Section 8.2(b), the number of shares to be included in such Registration shall be allocated (subject to Section 8.2(b)) in the following manner: The shares (other than Registrable Securities) held by officers or directors of the Company shall be excluded from such registration and underwriting to the extent required by such limitation. If a limitation of the number of shares is still required after such exclusion, the number of shares that may be included in the Registration and underwriting by selling shareholders shall be allocated pro rata among all other Holders thereof and other holders of securities (other than Registrable Securities) requesting and legally entitled to include such securities in such Registration and to whom such rights were granted in compliance with Section 14 hereof, in proportion, as nearly as practicable, to the respective amounts of securities (including
Registrable Securities) which such Holders and such other holders would otherwise be entitled to include in such Registration. No Registrable Securities or other securities excluded from the underwriting by reason of this Section
8.2(c) shall be included in the Registration Statement.

          (D) Withdrawal in Piggyback Registration. If any Holder disapproves of the terms of any such underwriting, such person may elect to withdraw therefrom by written notice to the Company and the Underwriter's Representative delivered at least seven days prior to the effective date of the Registration Statement.
Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.

9. Expenses of Registration. All Registration Expenses (exclusive of Selling
Expenses) incurred in connection with Registration(s) pursuant to Sections 7.1,
7.2 and 8, shall be borne by the Company. All Registration Expenses incurred in connection with any other Registration, qualification, or compliance, shall be apportioned among the Holders and other holders of the securities so registered on the basis of the number of shares so registered. Notwithstanding the above, the Company shall not be required to pay for any expenses of any Registration proceeding begun pursuant to Section 7 if the Registration request is subsequently withdrawn at the request of the Holders of a majority of the
Registrable Securities to be registered (which Holders shall bear such expenses), unless the Holders of a majority of the Registrable Securities agree to forfeit their right to one demand Registration pursuant to Section 7;
provided further, however, that if at the time of such withdrawal, the Holders have learned of material adverse information concerning the Company not known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 7;
provided further, that if a registration is deferred pursuant to Section 7.3(c)
and the request is withdrawn by the Holders during the deferral period, then the
Holders shall not be required to pay any of such expenses and shall retain their rights pursuant to Section 7. All Selling Expenses shall be borne by the holders of the securities Registered pro rata on the basis of the number of shares
Registered.

10. Termination of Registration Rights. The rights to cause the Company to register securities granted under Sections 7 and 8 of this Agreement and to receive notices pursuant to Section 8 of this Agreement shall terminate, with respect to each Holder, on the earlier of (i) the date five years after the closing date of the Company's initial public offering of securities pursuant to a Registration Statement, and (ii) after the Company's initial public offering of securities pursuant to a Registration Statement, upon such Holder holding less than 1% of the

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outstanding Common Stock of the Company if such Holder is eligible to sell all of such Holder's Registrable Securities under Rule 144 of the Securities Act within any 90-day period without volume limitations, or under Rule 144(k)
thereunder.

11. Registration Procedures and Obligations. Whenever required under this
Agreement to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (A) Prepare and file with the Commission a Registration Statement with respect to such Registrable Securities and use its reasonable efforts to cause such Registration Statement to become effective, and, upon the request of the
Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for up to 120 days.

          (B) Prepare and file as expeditiously as reasonably practicable and in any event within 90 days with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the
Securities Act with respect to the disposition of all securities covered by such
Registration Statement.

          (C) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the
Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (D) Use all reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business in any jurisdiction where it is not so qualified or to file a general consent to service of process in any such states or jurisdictions, and provided further that in the event any jurisdiction in which the securities shall be qualified imposes a non-waivable requirement that expenses incurred in connection with the qualification of the securities be borne by selling shareholders, such expenses shall be payable pro rata by selling shareholders.

          (E) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

          (F) Notify each Holder of Registrable Securities covered by such
Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          (G) Provide a transfer agent and registrar for all Registrable
Securities registered pursuant to such Registration Statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration.

          (H) Furnish, at the request of any Holder requesting registration of
Registrable Securities pursuant to this Agreement, on the date that such
Registrable Securities are delivered for sale in connection with a registration pursuant to this Agreement, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters (with a copy provided to each holder of Registrable Securities) in an underwritten public offering, and (ii) a letter dated such date, from the independent certified public accountants of the
Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters (with a copy provided to each holder of Registrable
Securities).

          (I) Use all reasonable efforts to list the Registrable Securities covered by such registration statement with Nasdaq or any securities exchange on which the Common Stock of the Company is then listed, or Nasdaq or such securities exchange as shall be selected by the Company, or, if the Company fails to make an application to so list within 30 days of a request for the same by the Investors in connection with a Qualified Public Offering, as defined below, the Investors may determine the place of listing, subject to qualification by the Company to list its shares thereon.

          (J) Notify each seller of Registrable Securities under such registration statement of (i) the effectiveness of such registration statement,
(ii) the filing of any post-effective amendments to such registration statement, or (iii) the filing of a supplement to such registration statement.

          (K) Make available for inspection upon reasonable notice during the
Company's regular business hours by each seller of Registrable Securities, any underwriter participating in any distribution pursuant to such registration statement, and any attorney, accountant or other agent retained by such seller or underwriter, all material financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement.

12. Information Furnished by Holder. It shall be a condition precedent of the
Company's obligations under this Agreement that each Holder of Registrable
Securities included in any Registration furnish to the Company such information regarding such Holder and the distribution proposed by such Holder or Holders as the Company may reasonably request.

13. Indemnification.

     13.1 Company's Indemnification of Holders. To the extent permitted by law, the Company will indemnify each Holder, each of its officers, directors, and constituent partners, legal counsel for the Holders, and each person controlling such Holder, with respect to which Registration, qualification, or compliance of
Registrable Securities has been effected pursuant to

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this Agreement, and each underwriter, if any, and each person who controls any underwriter against all claims, losses, damages, liabilities, or actions in respect thereof (collectively, "DAMAGES") to the extent such Damages arise out of or are based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus or other document (including any related Registration Statement) incident to any such Registration, qualification, or compliance, or are based on any omission (or alleged omission)
to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act applicable to the
Company and relating to action or inaction required of the Company in connection with any such Registration, qualification, or compliance; and the Company will reimburse each such Holder, each such underwriter, and each person who controls any such Holder or underwriter, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided, however, that the indemnity contained in this Section 13.1 shall not apply to amounts paid in settlement of any such
Damages if settlement is effected without the consent of the Company (which consent shall not unreasonably be withheld); and provided, further, that the
Company will not be liable in any such case to the extent that any such Damages arise out of or are based upon any untrue statement or omission based upon written information furnished to the Company by such Holder, underwriter, or controlling person and stated to be for use in connection with the offering of securities of the Company.

     13.2 Holder's Indemnification of Company. To the extent permitted by law, each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such Registration, qualification or, compliance is being effected pursuant to this Agreement, indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the
Company, each underwriter, if any, of the Company's securities covered by such a
Registration Statement, each person who controls the Company or such underwriter within the meaning of the Securities Act, and each other such Holder, each of its officers, directors, and constituent partners, and each person controlling such other Holder, against all Damages arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such
Registration Statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by such Holder of any rule or regulation promulgated under the
Securities Act applicable to such Holder and relating to action or inaction required of such Holder in connection with any such Registration, qualification, or compliance, and will reimburse the Company, such Holders, such directors, officers, partners, persons, law and accounting firms, underwriters or control persons for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such Registration Statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use in connection with the offering of securities of the Company, provided, however, that the indemnity contained in this Section 13.2 shall not apply to amounts paid in settlement of any such Damages if settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld) and provided, further, that each Holder's liability under this Section 13.2 shall not

                                       11

exceed such Holder's net proceeds from the offering of securities made in connection with such Registration.

     13.3 Indemnification Procedure. Promptly after receipt by an indemnified party under this Section 13 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 13, notify the indemnifying party in writing of the commencement thereof and generally summarize such action. The indemnifying party shall have the right to participate in and to assume the defense of such claim; provided, however, that the indemnifying party shall be entitled to select counsel for the defense of such claim with the approval of any parties entitled to indemnification, which approval shall not be unreasonably withheld; provided further, however, that if either party reasonably determines that there may be a conflict between the position of the
Company and the Investors in conducting the defense of such action, suit, or proceeding by reason of recognized claims for indemnity under this Section 13, then counsel for such party shall be entitled to conduct the defense at the expense of the indemnifying party to the extent reasonably determined by such counsel to be necessary to protect the interest of such party. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to the ability of the indemnifying party to defend such action, shall relieve such indemnifying party, to the extent so prejudiced, of any liability to the indemnified party under this Section 13, but the omission so to notify the indemnifying party will not relieve such party of any liability that such party may have to any indemnified party otherwise than under this Section
13.

     13.4 Contribution. If the indemnification provided for in this Section 13 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any Damages referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such Damages in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such
Damages as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the net proceeds from the offering received by such Holder.

     13.5 Survival of Obligations. The obligations of the Company and Holders under this Section 13 shall survive the completion of any offering of
Registrable Securities in a registration statement under this Agreement or otherwise.

14. Limitations on Registration Rights Granted to Other Securities. From and
after the date of this Agreement, and for so long as not less than fifty percent
(50%) of the Convertible Securities remain issued and outstanding, the Company shall not enter into any agreement with any holder or prospective holder of any securities of the Company providing for the granting to such holder of any information or Registration rights, except that (i) the Company may grant the piggy back registration rights to Harvard University as contained in the License
Agreement, and (ii) with the

                                       12

written consent of the Holders of at least sixty-six and two thirds percent (66
2/3%) of the aggregate of the Convertible Securities and Registrable Securities
then outstanding, additional holders may be added as parties to this Agreement with regard to any or all securities of the Company held by them. Any such additional parties shall execute a counterpart of this Agreement, and upon execution by such additional parties and by the Company, shall be considered an
Investor for all purposes of this Agreement. The additional parties and the additional Registrable Securities shall be identified in an amendment to Exhibit
A hereto.

15. Transfer of Rights. The rights to information under Sections 2, 3, and 4, and the right to cause the Company to Register securities granted by the Company to the Investors under this Agreement may be assigned by any Holder to a transferee or assignee of any Convertible Securities or Registrable Securities
not sold to the public acquiring at least 100,000 shares of such Holder's
Registrable Securities (equitably adjusted for any stock splits, subdivisions, stock dividends, changes, combinations or the like); provided, however, that (i)
the shares of Convertible Securities or Registrable Securities acquired by said transferee must constitute at least 20% of Holder's aggregate of Convertible
Securities and Registrable Securities immediately prior to the transfer, (ii)
the Company must receive written notice prior to the time of said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such rights are being assigned, and (iii) the transferee or assignee of such rights must not be a person deemed by the Board of Directors of the Company, in its reasonable judgment, to be a competitor or potential competitor of the Company. Notwithstanding the limitation set forth in the foregoing sentence respecting the minimum number of shares which must be transferred, any Holder which is a partnership or limited liability company may transfer such Holder's Registration rights to such Holder's constituent partners or members, as the case may be, without restriction as to the number or percentage of shares acquired by any such constituent partner or member.

16. Market Stand off. Each Holder hereby agrees that, if so requested by the
Company and the Underwriter's Representative (if any) in connection with any public offering by the Company, such Holder shall not sell, make any short sale of, loan, grant any option for the purchase of, or otherwise transfer or dispose of any Registrable Securities or other securities of the Company without the prior written consent of the Company and the Underwriter's Representative for
such period of time (not to exceed 180 days) following the effective date of a
Registration Statement of the Company filed under the Securities Act as may be requested by the Underwriter's Representative. The obligations of Holders under this Section 16 shall be conditioned upon similar agreements being in effect with each other shareholder who is an officer, director, or 1% shareholder of the Company.

17. No Action Letter or Opinion of Counsel in Lieu of Registration; Conversion
of Preferred Stock. Notwithstanding anything else in this Agreement, if the
Company shall have obtained from the Commission a "no action" letter in which the Commission has indicated that it will take no action if, without
Registration under the Securities Act, any Holder disposes of Registrable
Securities covered by any request for Registration made under this Section in the specific manner in which such Holder proposes to dispose of the Registrable
Securities included in such request (such as including, without limitation, inclusion of such Registrable Securities in an underwriting initiated by either the Company or the Holders) and that such Registrable Securities may be sold to the public without Registration, or if in the opinion of counsel for the Company concurred in

                                       13

by counsel for such Holder, which concurrence shall not be unreasonably withheld, no Registration under the Securities Act is required in connection with such disposition and that such Registrable Securities may be sold to the public without Registration, the Registrable Securities included in such request shall not be eligible for Registration under this Agreement; provided, however, that any Registrable Securities not so disposed of shall be eligible for
Registration in accordance with the terms of this Agreement with respect to other proposed dispositions to which this Section 17 does not apply. The
Registration rights of the Holders of the Registrable Securities set forth in this Agreement are conditioned upon the conversion of the Registrable Securities with respect to which registration is sought into Common Stock prior to the effective date of the Registration Statement.

18. Reports Under the Exchange Act. With a view to making available to the
Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without Registration or pursuant to a registration on Form S-3, the Company agrees to:

          (A) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after 90 days after the effective date of the first Registration Statement filed by the Company for the offering of its securities to the public;

          (B) take such action as is necessary to enable the Holders to utilize
Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first
Registration Statement filed by the Company for the offering of its securities to the general public is declared effective;

          (C) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;
and

          (D) furnish to any Holder, so long as the Holder owns any Registrable
Securities, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time after 90 days after the effective date of the first Registration Statement filed by the
Company), the Securities Act, and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the
Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without Registration or pursuant to such form.

19. Covenants

     19.1 Employee Agreements. Unless otherwise determined by the unanimous vote of the Board of Directors, the Company shall require all future officers, directors, and employees of, and consultants to, the Company and its
Subsidiaries to execute and deliver an Employee Confidential Information and
Inventions Agreement in substantially the form of Exhibit 3.18 to the Purchase
Agreement.

                                       14

     19.2 Stock Purchase and Restriction Agreements. The Company shall cause all future purchasers of, and all future holders of options to purchase, shares of the Company's Common Stock to execute and deliver Common Stock Purchase
Agreement, or Stock Option Plan Stock Purchase Agreement, in substantially the forms of Exhibit 19.2A and Exhibit 19.2B, respectively, providing for a right of repurchase in favor of the Company on unvested shares, a prohibition on the transfer of unvested shares, a lockup or market standoff commitment of up to 180 days, and a right of first refusal in favor of the Company on vested shares terminating upon the Company's initial public offering of securities.

     19.3 Stock Plans. The Company may sell shares of stock and grant options to employees, advisors, officers, and directors of, and consultants to, the Company and its Subsidiaries only pursuant to a stock option plan or such other arrangements, contracts, or plans as are recommended by management and approved by the Board of Directors; provided that, except as may otherwise be determined by the Board of Directors in any particular instance, options shall be subject to a four year vesting schedule with no more than twenty five percent (25%)
vesting in any one year period and with no shares vesting until the first anniversary of the grant thereof.

     19.4 Board Meetings. The Company agrees that a meeting of the Board of
Directors of the Company shall be held no less than once in each quarter for any fiscal year.

20. Miscellaneous.

     20.1 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of California excluding those laws that direct the application of the laws of another jurisdiction.

     20.2 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     20.3 Headings. The headings of the Sections of this Agreement are for convenience and shall not by themselves determine the interpretation of this
Agreement.

     20.4 Notices. Any notice required or permitted hereunder shall be given in writing and shall be conclusively deemed effectively given upon personal delivery or delivery by courier, or on the first business day after transmission if sent by confirmed facsimile transmission or electronic mail transmission, or five days after deposit in the United States mail, by registered or certified mail, postage prepaid, addressed (i) if to the Company, as set forth below the
Company's name on the signature page of this Agreement, and (ii) if to an
Investor, at such Investor's address as set forth on Exhibit A, or at such other address as the Company or such Investor may designate by 10 days' advance written notice to the other parties hereto.

     20.5 Amendment of Agreement. Any provision of this Agreement may be amended only by a written instrument signed by the Company and by persons holding sixty-six and two thirds percent (66 2/3%) of the Registrable Securities as defined in Section 1.2 of this Agreement (calculated on an as-converted basis).

                                       15

     20.6 Severability. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     20.7 Entire Agreement; Successors and Assigns. This Agreement constitutes the entire contract among the Company and the Investors relative to the subject matter hereof. Any previous agreement between the Company and any Investor concerning Registration rights is superseded by this Agreement. Subject to the exceptions specifically set forth in this Agreement, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successor, and assigns of the parties.

                             SIGNATURE PAGES FOLLOW

                                       16

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY:                              BIOMIMETIC PHARMACEUTICALS, INC.
                                      a Delaware corporation

                                      By: /s/ Samuel E. Lynch
                                          --------------------------------------
                                      Name: Samuel E. Lynch
                                      Title: President & Chief Executive Officer
                                      Address: 330 Mallory Station
                                               Suite A-1
                                               Franklin, TN 37067

INVESTORS:                            INTERWEST PARTNERS VIII, L.P.

                                      By: InterWest Management Partners VIII,
                                          LLC, General Partner

                                          By:
                                              ----------------------------------
                                              Chris Ehrlich, Venture Member

                                          Address:
                                                   -----------------------------

                                                   -----------------------------

                                      INTERWEST INVESTORS VIII, L.P.

                                      By: InterWest Management Partners VIII,
                                          LLC, General Partner

                                          By:
                                              ----------------------------------
                                              Chris Ehrlich, Venture Member

                                          Address:
                                                   -----------------------------

                                                   -----------------------------

        *SIGNATURE PAGE TO INFORMATION AND REGISTRATION RIGHTS AGREEMENT*

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY:                              BIOMIMETIC PHARMACEUTICALS, INC.
                                      a Delaware corporation

                                      By:
                                          --------------------------------------
                                      Name:
                                            ------------------------------------
                                      Title:
                                             -----------------------------------
                                      Address:
                                               ---------------------------------

                                               ---------------------------------

                                               ---------------------------------

INVESTORS:                            INTERWEST PARTNERS VIII, L.P.

                                      By: InterWest Management Partners VIII,
                                          LLC, General Partner

                                          By: /s/ Chris Ehrlich
                                              ----------------------------------
                                              Chris Ehrlich, Venture Member

                                      Address: 2710 Sand Hill Road
                                               Menlo Park, CA 94025

                                      INTERWEST INVESTORS VIII, L.P.

                                      By: InterWest Management Partners VIII,
                                          LLC, General Partner

                                          By: /s/ Chris Ehrlich
                                              ----------------------------------
                                              Chris Ehrlich, Venture Member

                                      Address: 2710 Sand Hill Road
                                               Menlo Park, CA 94025

        *SIGNATURE PAGE TO INFORMATION AND REGISTRATION RIGHTS AGREEMENT*

                                   INTERWEST INVESTORS Q VIII, L.P.

                                   By: InterWest Management Partners VIII, LLC,
                                       General Partner

                                       By: /s/ Chris Ehrlich
                                           -------------------------------------
                                           Chris Ehrlich, Venture Member

                                   Address: 2710 Sand Hill Road
                                            Menlo Park, CA 94025

                                   CMEA VENTURES LIFE SCIENCES 2000, L.P

                                   By:
                                       -----------------------------------------

                                   Name:
                                         ---------------------------------------

                                   Title: General Partner

                                   Address:
                                            ------------------------------------

                                            ------------------------------------

                                   CMEA VENTURES LIFE SCIENCES 2000,
                                   CIVIL LAW PARTNERSHIP

                                   By:
                                       -----------------------------------------

                                   Name:
                                         ---------------------------------------

                                   Title: General Partner

                                   Address:
                                            ------------------------------------

                                            ------------------------------------

                                   CMEA VENTURES VI, L.P

                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------

                                   Title: General Partner

                                   Address:
                                            ------------------------------------

                                            ------------------------------------

        *SIGNATURE PAGE TO INFORMATION AND REGISTRATION RIGHTS AGREEMENT*

                                   INTERWEST INVESTORS Q VIII, L.P.

                                   By: InterWest Management Partners VIII, LLC,
                                       General Partner

                                       By:
                                           ------------------------------------
                                           Chris Ehrlich, Venture Member

                                   Address:
                                            ------------------------------------

                                            ------------------------------------

                                   CMEA VENTURES LIFE SCIENCES 2000, L.P

                                   By: /s/ David J. Collier
                                       -----------------------------------------
                                       David J. Collier, General Partner

                                   Address: 1 Embarcadero Center, #3250
                                            San Francisco, CA 94111

                                   CMEA VENTURES LIFE SCIENCES 2000, CIVIL
                                   LAW PARTNERSHIP

                                   By: /s/ David J. Collier
                                       -----------------------------------------
                                       David J. Collier, General Partner

                                   Address: 1 Embarcadero Center, #3250
                                            San Francisco, CA 94111

                                   CMEA VENTURES VI, L.P

                                   By: /s/ David J. Collier
                                       -----------------------------------------
                                       David J. Collier, General Partner

                                   Address: 1 Embarcadero Center, #3250
                                            San Francisco, CA 94111

        *SIGNATURE PAGE TO INFORMATION AND REGISTRATION RIGHTS AGREEMENT*

                                   CMEA VENTURES VI, GMBH & Co. K.G.

                                   By: /s/ David J. Collier
                                       -----------------------------------------
                                       David J. Collier, General Partner

                                   Address: 1 Embarcadero Center, #3250
                                            San Francisco, CA 94111

                                   MEMPHIS BIOMED VENTURES I, L.P.

                                   By: MB VENTURE PARTNERS, LLC
                                       (GENERAL PARTNER)

                                   By:
                                       -----------------------------------------
                                       Gary D. Stevenson, President

                                   Address:
                                            ------------------------------------

                                            ------------------------------------

                                            ------------------------------------

                                   BURRILL BIOTECHNOLOGY CAPITAL FUND, L.P.

                                   By:
                                       -----------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                          --------------------------------------
                                   Address:
                                            ------------------------------------

                                            ------------------------------------

        *SIGNATURE PAGE TO INFORMATION AND REGISTRATION RIGHTS AGREEMENT*

                                        CMEA VENTURES VI, CMBH & CO. K.G.

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: General Partner
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                        MEMPHIS BIOMED VENTURES I, L.P.

                                        By: MB VENTURE PARTNERS, LLC (GENERAL
                                            PARTNER)

                                            By: /s/ Gary D. Stevenson
                                                --------------------------------
                                                Gary D. Stevenson, President

                                        Address: 17 W. Pontotoc, Suite 200
                                                 Memphis, TN 38103

                                        BURRIL BIOTECHOLOGY CAPITAL FUND, L.P.

                                        By: Burrill & Company (Biotechnology
                                            GP), LLC its General Manager

                                            By:
                                                --------------------------------
                                            Name: G. Steven Burrill
                                            Title: Managing Member

                                            Address: One Embarcadero Center,
                                                     Suite 2700
                                                     San Francisco, CA 94111
                                                     Fax: (415)591-5401

        *SIGNATURE PAGE TO INFORMATION AND REGISTRATION RIGHTS AGREEMENT*

                                        CMEA VENTURES VI, GMBH & CO. K.G.

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title: General Partner
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                        MEMPHIS BIOMED VENTURES I, L.P.

                                        By: MB VENTURE PARTNERS, LLC (GENERAL
                                            PARTNER)

                                            By:
                                                --------------------------------
                                                Gary D. Stevenson, President

                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

                                        BURRIL BIOTECHOLOGY CAPITAL FUND, L.P.

                                        By: Burrill & Company (Biotechnology
                                            GP), LLC its General Manager

                                            By: /s/ G. Steven Burrill
                                                --------------------------------
                                            Name: G. Steven Burrill
                                            Title: Managing Member
                                            Address: One Embarcadero Center,
                                                     Suite 2700
                                                     San Francisco, CA 94111
                                                     Fax: (415)591-5401

        *SIGNATURE PAGE TO INFORMATION AND REGISTRATION RIGHTS AGREEMENT*

                                        HOLDEN VENTURES IIID, L.P.

                                        By: /s/ Michael Block
                                            ------------------------------------
                                        Name:   Michael Block
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

                                        HOLDEN VENTURES IIIW, L.P.

                                        By: /s/ Michael Block
                                            ------------------------------------
                                        Name:   Michael Block
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

                                        HOLDEN VENTURES IIIC, L.P.

                                        By: /s/ Michael Block
                                            ------------------------------------
                                        Name:   Michael Block
                                              ----------------------------------
                                        Title:
                                               ---------------------------------
                                        Address:
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------

        *SIGNATURE PAGE TO INFORMATION AND REGISTRATION RIGHTS AGREEMENT*

                                            NOVO A/S

                                            By: /s/ Henrik Gurtler
                                                --------------------------------
                                            Name: Henrik Gurtler
                                            Title: CEO
                                            Address: NOVO A/S
                                                     Krogshojvej 41
                                                     DK-2880 Bagsvaerd

                                            ZYMOGENETICS, INC.

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------
                                            Address:
                                                     ---------------------------

                                            ------------------------------------
                                            Frank A.Dinucci

                                            Address:
                                                     ---------------------------

                                                     ---------------------------

                                            ------------------------------------
                                            Howard Sodokoff

                                            Address:
                                                     ---------------------------

                                                     ---------------------------

                                            ------------------------------------
                                            Joanne I. Steinhart

                                            Address:
                                                     ---------------------------

                                                     ---------------------------

        *SIGNATURE PAGE TO INFORMATION AND REGISTRATION RIGHTS AGREEMENT*

                                            NOVO A/S

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                                            Address:
                                                     ---------------------------

                                                     ---------------------------

                                            ZYMOGENETICS, INC.

                                            By: /s/ James A. Johnson
                                                --------------------------------
(SEAL)                                      Name:  JAMES A.JOHNSON
                                            Title: SENIOR VICE PRESIDENT &
                                                   CHIEF FINANCIAL OFFICER
                                            Address: 1201 Eastlake Ave. E.
                                                     Seattle WA 98102

                                            ------------------------------------
                                            Frank A. Dinucci

                                            Address:
                                                     ---------------------------

                                                     ---------------------------

                                            ------------------------------------
                                            Howard Sodokoff

                                            Address:
                                                     ---------------------------

                                                     ---------------------------

                                            ------------------------------------
                                            Joanne I. Steinhart

                                            Address:
                                                     ---------------------------

                                                     ---------------------------

        *SIGNATURE PAGE TO INFORMATION AND REGISTRATION RIGHTS AGREEMENT*

                                            NOVO A/S

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                                            Address:
                                                     ---------------------------

                                                     ---------------------------

                                            ZYMOGENETICS, INC.

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                                            Address:
                                                     ---------------------------

                                                     ---------------------------

                                            /s/ Frank A. Dinucci
                                            ------------------------------------
                                            Frank A. Dinucci

                                            Address: 262 Westport Rd
                                                     Wilton, CT 06897

                                            ------------------------------------
                                            Howard Sodokoff

                                            Address:
                                                     ---------------------------

                                                     ---------------------------

                                            ------------------------------------
                                            Joanne I. Steinhart

                                            Address:
                                                     ---------------------------

                                                     ---------------------------

        *SIGNATURE PAGE TO INFORMATION AND REGISTRATION RIGHTS AGREEMENT*

                                            NOVO A/S

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                                            Address:
                                                     ---------------------------

                                                     ---------------------------

                                            ZYMOGENETICS, INC.

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                  ------------------------------

                                            Address:
                                                     ---------------------------

                                                     ---------------------------

                                            ------------------------------------
                                            Frank A. Dinucci

                                            Address:
                                                     ---------------------------

                                                     ---------------------------

                                             /s/ Howard Sodokoff
                                            ------------------------------------
                                            Howard Sodokoff

                                            Address: 13444 Harbour Ridge Blvd.
                                                     ---------------------------
                                                     Palm City, FL 34990
                                                     ---------------------------

                                            ------------------------------------
                                            Joanne I. Steinhart

                                            Address:
                                                     ---------------------------

                                                     ---------------------------

        *SIGNATURE PAGE TO INFORMATION AND REGISTRATION RIGHTS AGREEMENT*

                                           NOVO A/S

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------
                                           Address:
                                                    ----------------------------

                                                    ----------------------------

                                           ZYMOGENETICS, INC.

                                           By:
                                               ---------------------------------
                                           Name:
                                                 -------------------------------
                                           Title:
                                                  ------------------------------
                                           Address:
                                                    ----------------------------

                                                    ----------------------------

                                           -------------------------------------
                                           Frank A. Dinucci

                                           Address:
                                                    ----------------------------

                                                    ----------------------------

                                           -------------------------------------
                                           Howard Sodokoff

                                           Address:
                                                    ----------------------------

                                                    ----------------------------

                                           /s/ Joanne I. Steinhart
                                           -------------------------------------
                                           Joanne I. Steinhart

                                           Address: 1203 Eagle Bay Dr
                                                    Ossining NY 10562

        *SIGNATURE PAGE TO INFORMATION AND REGISTRATION RIGHTS AGREEMENT*

                                           /s/ Andrew M. Ziolkowski
                                           -------------------------------------
                                           Andrew M. Ziolkowski

                                           Address: 14 Meeting Grove Lane
                                                    NORWALK CT 06850

                                           -------------------------------------
                                           Elizabeth B. Searle

                                           Address:
                                                    ----------------------------

                                                    ----------------------------

                                           -------------------------------------
                                           Louise S. Klarr

                                           Address:
                                                    ----------------------------

                                                    ----------------------------

        *SIGNATURE PAGE TO INFORMATION AND REGISTRATION RIGHTS AGREEMENT*

                                           -------------------------------------
                                           Howard Sodkoff

                                           Address:
                                                    ----------------------------

                                                    ----------------------------

                                           -------------------------------------
                                           Joanne I. Steinhart

                                           Address:
                                                    ----------------------------

                                                    ----------------------------

                                           -------------------------------------
                                           Andrew M. Ziolkowski

                                           Address:
                                                    ----------------------------

                                                    ----------------------------

                                           /s/ Elizabeth B. Searle
                                           -------------------------------------
                                           Elizabeth B. Searle

                                           Address:
                                                    ----------------------------

                                                    ----------------------------

                                           -------------------------------------
                                           Louise S. Klarr

                                           Address:
                                                    ----------------------------

                                                    ----------------------------

                                           -------------------------------------
                                           Dr. Jeffrey Hollinger

                                           Address:
                                                    ----------------------------

                                                    ----------------------------

        *SIGNATURE PAGE TO INFORMATION AND REGISTRATION RIGHTS AGREEMENT*

                                           -------------------------------------
                                           Howard Sodkoff

                                           Address:
                                                    ----------------------------

                                                    ----------------------------

                                           -------------------------------------
                                           Joanne I. Steinhart

                                           Address:
                                                    ----------------------------

                                                    ----------------------------

                                           -------------------------------------
                                           Andrew M. Ziolkowski

                                           Address:
                                                    ----------------------------

                                                    ----------------------------

                                           -------------------------------------
                                           Elizabeth B. Searle

                                           Address:
                                                    ----------------------------

                                                    ----------------------------

                                           /s/ Louise S. Klarr
                                           -------------------------------------
                                           Louise S. Klarr

                                           Address: 1530 N Cranebrook Rd
                                                    ----------------------------
                                                    Bloomfield, MI 48301
                                                    ----------------------------

                                           -------------------------------------
                                           Dr. Jeffrey Hollinger

                                           Address:
                                                    ----------------------------

                                                    ----------------------------

        *SIGNATURE PAGE TO INFORMATION AND REGISTRATION RIGHTS AGREEMENT*

                                    EXHIBIT A

                 SCHEDULE OF SERIES A PREFERRED STOCK INVESTORS

-------------------------------------------------------------------
                                            NUMBER
                                              OF
                                            SHARES
                                          PURCHASED     AGGREGATE
                                              AT         PURCHASE
NAME AND ADDRESS                           CLOSING        PRICE
-------------------------------------------------------------------
Holden Ventures IIID, L.P.                  252,699   $   1,000,000
6300 S. Syracuse Way
#484
Englewood, CO 80111
-------------------------------------------------------------------
Holden Ventures IIIW, L.P.                  252,699   $   1,000,000
6300 S. Syracuse Way
#484
Englewood, CO 80111
-------------------------------------------------------------------
Holden Ventures IIIC, L.P.                  126,350   $     500,000
6300 S. Syracuse Way
#484
Englewood, CO 80111
-------------------------------------------------------------------
Burrill BioTechnology Capital             1,010,796   $   4,000,000
Fund, L.P.
One Embarcadero Center
Suite 2700
San Francisco, CA 94111
-------------------------------------------------------------------
NOVO A/S                                    505,398   $   1,999,999
Novo Alle
2880 Bagsvaerd
Denmark
-------------------------------------------------------------------
Frank A. Dinucci                              4,083
-------------------------------------------------------------------
Howard Sodokoff                               4,083
-------------------------------------------------------------------
Joanne I. Steinhart                           4,083
-------------------------------------------------------------------
Andrew M. Zoilkowski                          4,082
-------------------------------------------------------------------

                              EXHIBIT A - CONTINUED

                 SCHEDULE OF SERIES B PREFERRED STOCK INVESTORS

-------------------------------------------------------------------
                                            NUMBER
                                              OF
                                            SHARES
                                          PURCHASED     AGGREGATE
                                              AT         PURCHASE
NAME AND ADDRESS                           CLOSING        PRICE
-------------------------------------------------------------------
Memphis Biomed Ventures I, L.P.             139,082   $  999,999.58
6075 Poplar Avenue
Suite 335
Memphis, TN 38119
-------------------------------------------------------------------
Holden Ventures IIID, L.P.                   65,450   $  470,585.50
6300 S. Syracuse Way
#484
Englewood, CO 80111
-------------------------------------------------------------------
Holden Ventures IIIW, L.P.                   65,450   $  470,585.50
6300 S. Syracuse Way
#484
Englewood, CO 80111
-------------------------------------------------------------------
Holden Ventures IIIC, L.P.                   32,726   $  235,299.94
6300 S. Syracuse Way
#484
Englewood, CO 80111
-------------------------------------------------------------------
Burrill BioTechnology Capital               261,801   $1,882,349.19
Fund, L.P.
One Embarcadero Center
Suite 2700
San Francisco, CA 94111
-------------------------------------------------------------------
NOVO A/S                                    130,901   $  941,178.19
Novo Alle
2880 Bagsvaerd
Denmark
-------------------------------------------------------------------
ZymoGenetics, Inc.                           69,541   $  500,000.00
1201 Eastlake Avenue East
Seattle, Washington 98102
-------------------------------------------------------------------

                              EXHIBIT A - CONTINUED

                 SCHEDULE OF SERIES C PREFERRED STOCK INVESTORS

-------------------------------------------------------------------
                                            NUMBER
                                              OF
                                            SHARES
                                          PURCHASED     AGGREGATE
                                              AT         PURCHASE
NAME AND ADDRESS                           CLOSING        PRICE
-------------------------------------------------------------------
Interwest Partners VIII, L.P.               571,795    6,752,898.95
2710 Sand Hill Road
Second Floor
Menlo Park, CA 94025
-------------------------------------------------------------------
Interwest Investors VIII, L.P.                4,564       53,900.84
2710 Sand Hill Road
Second Floor
Menlo Park, CA 94025
-------------------------------------------------------------------
Interwest Investors Q VIII, L.P.             16,359      193,199.79
2710 Sand Hill Road
Second Floor
Menlo Park, CA 94025
-------------------------------------------------------------------
CMEA Ventures Life Sciences 2000, L.P.      168,310    1,987,741.10
One Embarcadero Center,
Suite 3250
San Francisco, CA 94111
-------------------------------------------------------------------
CMEA Ventures Life Sciences 2000, Civil      10,121      119,529.01
Law Partnership
One Embarcadero Center,
Suite 3250
San Francisco, CA 94111
-------------------------------------------------------------------
CMEA Ventures VI, L.P.                      322,113    3,804,154.53
One Embarcadero Center,
Suite 3250
San Francisco, CA 94111
-------------------------------------------------------------------
CMEA Ventures VI, GmbH & CO. K.G.             7,500       88,575.00
One Embarcadero Center,
Suite 3250
San Francisco, CA 94111
-------------------------------------------------------------------
Memphis Biomed Ventures I, L.P.              84,674      999,999.94
6075 Poplar Avenue
Suite 335
Memphis, TN 38119
-------------------------------------------------------------------
Holden Ventures IIID, L.P.                  103,302    1,219,996.62
6300 S. Syracuse Way
#484
Englewood, CO 80111
-------------------------------------------------------------------
Holden Ventures IIIC, L.P.                   84,674      999,999.94
6300 S. Syracuse Way
#484
Englewood, CO 80111
-------------------------------------------------------------------

                                EXHIBIT A (CONT.)

                              SCHEDULE OF INVESTORS

--------------------------------------------------------------------------------
                                                        NUMBER OF
                                                         SHARES      AGGREGATE
                                                        PURCHASED     PURCHASE
NAME AND ADDRESS                                       AT CLOSING      PRICE
--------------------------------------------------------------------------------
Burrill BioTechnology Capital Fund, L.P.                 296,359    3,499,999.79
One Embarcadero Center
Suite 2700
San Francisco, CA 94111
--------------------------------------------------------------------------------
NOVO A/S                                                 291,279    3,440,004.99
Novo Alle
2880 Bagsvaerd
Denmark
--------------------------------------------------------------------------------
Elizabeth B. Searle                                       21,169      250,005.89
--------------------------------------------------------------------------------
Louise S. Klarr                                           42,337      499,999.97
--------------------------------------------------------------------------------

                                  EXHIBIT 19.2A

                     FORM OF COMMON STOCK PURCHASE AGREEMENT

                                 (SEE ATTACHED)

                                  EXHIBIT 19.2B

               FORM OF STOCK OPTION PLAN STOCK PURCHASE AGREEMENT

                                 (SEE ATTACHED)

                           SUPPLEMENTAL SIGNATURE PAGE
                                       TO
    SECOND AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the party signing below has executed and is bound by this Agreement.

SUBSEQUENT INVESTOR:   MC LIFE SCIENCE VENTURES, INC.

                       By: /s/ Tsunehiko Yanagihara
                           ------------------------------------
                       Name: Tsunehiko Yanagihara
                       Title: President

                           SUPPLEMENTAL SIGNATURE PAGE
                                       TO
    SECOND AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the party signing below has executed and is bound by this Agreement.

SUBSEQUENT INVESTOR:   NOVO A/S

                       By: /s/ Henrik Gurtler
                           ------------------------------------
                       Name: Henrik Gurtler
                       Title: CEO

                           SUPPLEMENTAL SIGNATURE PAGE
                                       TO
    SECOND AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the party signing below has executed and is bound by this Agreement.

SUBSEQUENT INVESTOR:   /s/ Dr. Jeffrey Hollinger
                       ----------------------------------------
                       Dr. Jeffrey Hollinger

                           SUPPLEMENTAL SIGNATURE PAGE
                                       TO
    SECOND AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the party signing below has executed and is bound by this Agreement.

SUBSEQUENT INVESTOR:   /s/ Andrew Ziolkowski
                       ----------------------------------------
                       Andrew Ziolkowski

                           SUPPLEMENTAL SIGNATURE PAGE
                                       TO
    SECOND AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the party signing below has executed and is bound by this Agreement.

SUBSEQUENT INVESTOR:   /s/ Howard Sodokoff
                       ----------------------------------------
                       Howard Sodokoff

                           SUPPLEMENTAL SIGNATURE PAGE
                                       TO
    SECOND AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the party signing below has executed and is bound by this Agreement.

SUBSEQUENT INVESTOR:   /s/ Larry Papasan
                       ----------------------------------------
                       Larry Papasan

                           SUPPLEMENTAL SIGNATURE PAGE
                                       TO
    SECOND AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the party signing below has executed and is bound by this Agreement.

SUBSEQUENT INVESTOR:   /s/ Dr. Michael Ehrlich
                       ----------------------------------------
                       Dr. Michael Ehrlich

                           SUPPLEMENTAL SIGNATURE PAGE
                                       TO
    SECOND AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the party signing below has executed and is bound by this Agreement.

SUBSEQUENT INVESTOR:   /s/ Dr. Edward Akelman
                       ----------------------------------------
                       Dr. Edward Akelman

                       11/19/04

                           SUPPLEMENTAL SIGNATURE PAGE
                                       TO
    SECOND AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the party signing below has executed and is bound by this Agreement.

SUBSEQUENT INVESTOR:   /s/ Eliot Fried
                       ----------------------------------------
                       Eliot Fried

                           SUPPLEMENTAL SIGNATURE PAGE
                                       TO
    SECOND AMENDED AND RESTATED INFORMATION AND REGISTRATION RIGHTS AGREEMENT

     IN WITNESS WHEREOF, the party signing below has executed and is bound by this Agreement.

SUBSEQUENT INVESTOR:   KNOWLEDGE VENTURES, LLC

                       By: /s/ Shirley A. Engelhardt
                           ------------------------------------
                       Name: Shirley A. Engelhardt
                       Title: Partner

                       10/25/04